UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 13, 2015 (October 7, 2015)

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733-2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Stockholder Approval of an Amendment to the PEDEVCO CORP. 2012 Equity Incentive Plan

At the Annual Meeting of Stockholders held on October 7, 2015 (the “Annual Meeting”), the stockholders of PEDEVCO Corp. (the “Company”) approved an amendment to the Company’s 2012 Equity Incentive Plan (the “Plan”) to increase by 3,000,000, the number of shares of common stock reserved for issuance under the Plan. The Company’s stockholders approved the Plan in accordance with the voting results set forth below under Item 5.07. The increase to the Plan was originally approved by the Board of Directors of the Company on July 27, 2015, subject to stockholder approval.

The Plan was originally adopted in 2012. The material terms of the Plan were described in the Company’s Proxy Statement under the caption “Proposal 3 – Amendment to the PEDEVCO Corp. 2012 Equity Incentive Plan” filed with the SEC on August 25, 2015. The Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, stock appreciation rights, or SARs, and performance units and performance shares.  Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The above description of the Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting the stockholders (i) elected four director nominees, (ii) approved the issuance of up to 66,625,000 shares of our common stock to Golden Globe Energy (US), LLC (and its assigns) upon conversion of the Company’s outstanding shares of Series A Convertible Preferred Stock, (iii) approved the amendment to the Plan (described in greater detail above under Item 5.02), (iv) approved, on an advisory basis, the appointment of GBH CPA’s, PC, as the Company’s independent auditors for the 2015 fiscal year, and (v) approved the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies, provided that such adjournment was not necessary.

A total of 25,366,795 shares were present in person or by proxy and represented at the Annual Meeting, which shares constituted a quorum (a majority of our outstanding voting shares) based on 44,270,264 shares entitled to vote at the Annual Meeting (provided that only 44,203,639 shares were eligible to vote for proposal 2) as of the August 21, 2015 record date for the Annual Meeting.  At the Annual Meeting, the Company’s shareholders voted on the following proposals described in greater detail in the Company’s Definitive Proxy Statement filed on August 25, 2015 with the Securities and Exchange Commission (the “Definitive Proxy Statement”), and summarized below.  There was no solicitation in opposition to management’s nominees as listed in its proxy statement and all such nominees were elected to the class of directors. There were no broker non-votes applicable to the proposals to come before the Annual Meeting.

The results of the voting for each of the proposals were as follows:

1.	Election of Directors:

	For	Against	Broker Non-Votes
Frank C. Ingriselli	25,211,156	155,639	0
David C. Crikelair	25,202,156	164,639	0
Elizabeth P. Smith	25,202,156	164,639	0
David Z. Steinberg	25,197,860	168,935	0

2.	To approve the issuance of up to 66,625,000 shares of common stock to Golden Globe Energy (US), LLC (and its assigns) upon conversion of our outstanding shares of Series A Convertible Preferred Stock:

For:	22,839,738

Against:	2,478,220

Abstain:	48,837

Broker Non-Votes	0

3.	To approve an amendment to the Company’s 2012 Equity Incentive Plan, to increase by 3,000,000 the number of shares of common stock reserved for issuance under the plan:

For:	22,161,002

Against:	3,201,639

Abstain:	4,154

Broker Non-Votes	0

4.	Ratification of the appointment of GBH CPA’s, PC, as the Company’s independent auditors for the fiscal year ending December 31, 2015:

For:	25,138,919

Against:	122,750

Abstain:	105,126

5.	To approve the adjournment of the Annual Meeting, if necessary or appropriate:

For:	24,165,087

Against:	1,159,968

Abstain:	41,740

As such, each of the four (4) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in its proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, and proposals 2 through 5 were separately approved and ratified by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, each such proposal.

Item 8.01     Other Events.

On September 1, 2015, the Company announced in a Current Report on Form 8-K filed with the Securities and Exchange Commission the August 28, 2015 entry by the Company into an Amendment No. 2 to Agreement and Plan of Reorganization (the “Plan of Reorganization”) with PEDEVCO Acquisition Subsidiary, Inc., a newly formed wholly-owned subsidiary of the Company (“Exchange Sub”), Dome Energy AB (“Dome AB”), and Dome Energy, Inc. a wholly-owned subsidiary of Dome AB (“Dome US”, and collectively with Dome AB, “Dome Energy”), in order to provide Dome Energy until September 30, 2015 to prepare and deliver to the Company necessary disclosure schedules and audited financial statements required to be delivered by Dome Energy to the Company thereunder.  As of the date of this filing, Dome Energy has not delivered all the necessary disclosure schedules and financial statements for Q1 and Q2 2015 prepared in accordance with GAAP, which are required for inclusion in the registration statement containing a proxy statement/prospectus the Company plans to file with the Securities and Exchange Commission in order to seek shareholder approval for the business combination (the “Registration Statement”).  Although no further amendment to the Plan of Reorganization has been entered into to date, the parties are continuing to move forward with the transactions contemplated by the Plan of Reorganization and the preparation of the Registration Statement, and continue to work in good faith to complete the previously disclosed business combination.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan

Important Information

In connection with the proposed business combination between PEDEVCO Corp. (“PEDEVCO”) and Dome Energy, Inc., a wholly-owned subsidiary of DOME Energy AB (“Dome Energy”), PEDEVCO currently intends to file a registration statement containing a proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document PEDEVCO may file with the SEC in connection with the proposed transaction. Prospective investors are urged to read the registration statement and the proxy statement/prospectus, when filed as it will contain important information. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of PEDEVCO and Dome Energy (as applicable). Prospective investors may obtain free copies of the registration statement and the proxy statement/prospectus, when filed, as well as other filings containing information about PEDEVCO, without charge, at the SEC’s website (www.sec.gov). Copies of PEDEVCO’s SEC filings may also be obtained from PEDEVCO without charge at PEDEVCO’s website (www.pacificenergydevelopment.com) or by directing a request to PEDEVCO at (855) 733-3826. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Participants in Solicitation

PEDEVCO and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding PEDEVCO’s directors and executive officers is available in PEDEVCO’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 31, 2015 and PEDEVCO Corp.’s definitive proxy statement on Schedule 14A, filed with the SEC on August 25, 2015. Additional information regarding the interests of such potential participants will be included in the registration statement and proxy statement/prospectus to be filed with the SEC by PEDEVCO and Dome Energy in connection with the proposed combination transaction and in other relevant documents filed by PEDEVCO with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between PEDEVCO and Dome Energy are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about PEDEVCO and Dome Energy, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in PEDEVCO’s most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•  the failure of either party to timely deliver the materials, financial statements and other information required to be disclosed pursuant to the terms of the Agreement and Plan of Reorganization;

• the failure of PEDEVCO to grant further extensions to Dome in connection with Dome’s obligations under the Agreement and Plan of Reorganization;

•  the termination of the proposed combination by either party subject to the terms of the Agreement and Plan of Reorganization;

•  the failure to obtain the approval of the shareholders of PEDEVCO or Dome in connection with the proposed transaction;

•  the failure to consummate or delay in consummating the proposed transaction for other reasons;

•  the timing to consummate the proposed transaction;

•  the risk that a condition to closing of the proposed transaction may not be satisfied;

•  the risk that PEDEVCO will be required to pay a $1 million termination fee;

•  the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•  PEDEVCO’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

•  the ability of PEDEVCO to effectively integrate Dome’s operations; and

•  the diversion of management time on transaction-related issues.

PEDEVCO’s forward-looking statements are based on assumptions that PEDEVCO believes to be reasonable but that may not prove to be accurate. PEDEVCO cannot guarantee future results, level of activity, performance or achievements. Moreover, PEDEVCO does not assume responsibility for the accuracy and completeness of any of these forward-looking statements. PEDEVCO assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
Chairman and Chief Executive Officer

Date: October 13, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan